SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OYO Geospace Corporation

(Name of Registrant as Specified in its Charter)

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January 5, 2005

Dear Fellow Stockholder:

I am pleased to invite you to attend OYO Geospace Corporation’s 2005 Annual Meeting of Stockholders. We will hold the meeting at 9:00 a.m. on the 8th of February 2005, at the company’s corporate headquarters at 7007 Pinemont Drive, Houston, Texas, 77040-6601.

Following this letter you will find the formal Notice of Meeting and a proxy statement which describes the action to be taken at the meeting. We have enclosed a proxy card so that you may grant your proxy to be voted as you indicate. We have also enclosed a copy of our 2004 Annual Report. We encourage you to read these materials.

Your vote is important. Please complete and mail your proxy card promptly, whether or not you plan to attend the annual meeting. If you attend the meeting you may vote in person even if you have mailed a signed and dated proxy.

The board of directors recommends that you vote FOR the election of directors, FOR the amendment to the 1997 Key Employee Stock Option Plan and FOR the amendments to the 1997 Non-Employee Director Plan as described in the attached proxy statement.

Thank you for your cooperation. The rest of the board of directors and I look forward to seeing you at the meeting.

Very truly yours,

Gary D. Owens

Chairman of the Board, President

and Chief Executive Officer

OYO Geospace Corporation

7007 Pinemont Drive

Houston, Texas 77040-6601

January 5, 2005

Notice of Annual Meeting of Stockholders to Be Held February 8, 2005

The Annual Meeting of the Stockholders of OYO Geospace Corporation will be held at 9:00 a.m. on the 8th of February 2005, at the company’s corporate headquarters at 7007 Pinemont Drive, Houston, Texas, to elect two directors, each to hold office until the 2008 Annual Meeting of Stockholders or until his successor is duly elected and qualified, to approve an amendment to the 1997 Key Employee Stock Option Plan, to approve amendments to the 1997 Non-Employee Director Plan and to transact such other business as may properly come before the meeting or any adjournment thereof.

The holders of record of OYO Geospace Corporation common stock at the close of business on December 13, 2004 will be entitled to vote at the meeting.

By order of the Board of Directors,

Charles H. Still

Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please sign, date and mail the enclosed proxy card promptly. If you attend the meeting you may vote in person even if you have mailed a signed and dated proxy.

OYO Geospace Corporation

Proxy Statement

January 5, 2005

The board of directors of OYO Geospace Corporation (the “Company”) is soliciting proxies from its stockholders for the annual meeting of stockholders to be held at 9:00 a.m. on the 8th of February 2005, at the Company’s corporate headquarters at 7007 Pinemont Drive, Houston, Texas, and for any adjournment thereof.

You are entitled to vote at that meeting if you were a holder of record of the Company’s common stock at the close of business on December 13, 2004. On January 5, 2005, we began mailing to stockholders entitled to vote at the meeting a proxy card, this proxy statement and our 2004 Annual Report. On December 13, 2004, there were 5,591,960 shares of the Company’s common stock outstanding. Each share of common stock entitles the holder to one vote on each matter considered at the meeting.

Your proxy card will appoint Mr. Gary D. Owens and Mr. William H. Moody as proxy holders, or your representatives, to vote your shares as you indicate. If you sign, date and return your proxy card without specifying voting instructions, the proxy holders will vote your shares FOR the election of the director nominees named in this proxy statement, FOR the amendment to the 1997 Key Employee Stock Option Plan described in this proxy statement and FOR the amendments to the 1997 Non-Employee Director Plan described in this proxy statement.

Signing, dating and returning your proxy card does not preclude you from attending the meeting and voting in person. If you submit more than one proxy, the latest-date proxy will automatically revoke your previous proxy. You may revoke your proxy at any time before it is voted by sending written notice, to be delivered before the meeting, to: Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, Colorado 80401.

The enclosed form of proxy provides a means for you to vote for the director nominees listed in this proxy statement or to withhold authority to vote for such nominees. It also provides a means for you to vote for the amendment to the 1997 Key Employee Stock Option Plan and the amendments to the 1997 Non-Employee Director Plan, against either of these amendments or to abstain from voting on either of these amendments.

The board of directors expects the nominees named in this proxy statement to be available for election. If any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed and dated proxy card that does not withhold authority to vote for nominees.

We are not aware of any matters to be brought before the meeting other than those described in this proxy statement. If any other matters not now known are properly brought by the Company before the meeting, and if you return a signed, dated proxy card, the proxy holders may vote your shares in their discretion as to those other matters.

No business can be conducted at the meeting unless a majority of all outstanding shares entitled to vote is either present at the meeting in person or represented by proxy. The two nominees who receive the most votes will be elected to the two open directorships even if they receive less than a majority of the votes cast. Each of the amendment to the 1997 Key Employee Stock Option Plan and the amendments to the 1997 Non-Employee Director Plan will require the vote of the holders of a majority of the shares being voted at the meeting to pass. Abstentions and broker non-votes are counted as shares present for determining a quorum, but they are not counted as votes for or against any director and will not affect the outcome of the election of directors, the amendment to the 1997 Key Employee Stock Option Plan or the amendments to the 1997 Non-Employee Director Plan. There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

Representatives of Computershare Investors Services, the transfer agent and registrar for the common stock, will act as the inspectors of election at the meeting.

PROPOSAL I : ELECTION OF DIRECTORS

At the meeting, the stockholders will elect two directors. The board of directors is divided into three classes, each class being composed as equally in number as possible. The classes have staggered three-years terms, with the term of one class expiring at each annual meeting of stockholders.

The directors in Class I, whose terms expire at the meeting, are Thomas L. Davis, Ph.D. and Ryuzo Okuto. Dr. Davis and Mr. Okuto are nominees to serve as Class I directors for another three-year term expiring at the 2008 Annual Meeting of Stockholders. The directors in Class II are serving terms that expire at the 2006 Annual Meeting of Stockholders. The directors in Class III are serving terms that expire at the 2007 Annual Meeting of Stockholders. Only Dr. Davis, Mr. Okuto, and Mr. Moody are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealer’s listing standards as currently applicable to the Company.

Information regarding the director nominees and directors whose terms will continue after the meeting follows.

Nominees for Election for Class I Directors (Terms Expiring at the 2005 Annual Meeting of Stockholders)	Age	Position	Director Since
Thomas L. Davis, Ph.D. (a)(b)	57	Director	1997
Ryuzo Okuto (a)	66	Director	2004

Class II (Terms Expiring at the 2006 Annual Meeting of Stockholders)
Katsuhiko Kobayashi	59	Director	1995
Michael J. Sheen	56	Senior Vice President and Chief Technical Officer, Director	1997
Charles H. Still (b)	62	Director	1997

Class III Directors (Terms Expiring at the 2007 Annual Meeting of Stockholders)
William H. Moody (a)	65	Director	2004
Gary D. Owens	57	Chairman of the Board, President and Chief Executive Officer	1997

(a)	Member of the Audit Committee.
(b)	Member of the Compensation Committee.

Background of Nominees and Continuing Directors

Thomas L. Davis, Ph.D. became a director in connection with our initial public offering in November 1997. Dr. Davis is a Professor of Geophysics at the Colorado School of Mines, where he has worked since 1980. He has also been a coordinator of the Reservoir Characterization Project, an industry consortium of the Colorado School of Mines, since it was founded in 1985, with the objective of characterizing reservoirs through development and application of 3-D and time lapse 3-D multicomponent seismology. Dr. Davis consults and lectures worldwide and has written and co-edited numerous papers and other works in the field of seismic interpretation.

Ryuzo Okuto has been a director since July of 2004. Mr. Okuto joined Sanwa Bank in April, 1961 where he worked in various positions in offices throughout the world. Mr. Okuto was a Managing Director of Chisso Corporation from June 1993 to June 2001.

Katsuhiko Kobayashi joined OYO Corporation, the sole stockholder of OYO U.S.A., in 1995 and has been a director and a senior executive officer since March 2001. Mr. Kobayashi was elected to serve as the President of OYO U.S.A. on May 31, 2002 and is currently serving in that position. He has served as a director of the Company since 1995. From 1967 to 1995, Mr. Kobayashi was employed by Sanwa Bank in its international banking area, where he last held the position of general manager of the International Credit Administration Department from 1993 to 1995.

Michael J. Sheen joined the Company as Senior Vice President and Chief Technical Officer in August 1997 and became a director in connection with our initial public offering in 1997. Mr. Sheen had been a Senior Vice President and Chief Technical Officer of Input/Output, Inc. beginning in 1991 and had held other positions at Input/Output, Inc. starting in 1977.

Charles H. Still became a director in connection with our initial public offering in 1997. He has been Secretary, serving in a non-executive capacity, since the Company’s formation in September 1994 and Secretary of various affiliates and predecessors of the Company since 1980. He has been a partner in the law firm of Fulbright & Jaworski L.L.P. since 1975.

William H. Moody has been a director since July of 2004. Mr. Moody served with KPMG in many capacities including managing partner, audit partner-in-charge and SEC reviewing partner until his retirement in June 1996. He currently serves as a member of the Texas Board of Criminal Justice and is Chairman of the Audit and Review Committee and Correctional Institutions Committee, both of which he has served on since 1998. Mr. Moody is also a member of the board of directors, and a member of the audit committee of the board of directors, of Remote Knowledge, Inc., a position he has held since November 2004.

Gary D. Owens joined the Company as President and Chief Executive Officer in 1997 and became a director and Chairman of the Board in that year. From October 1993 until May of 1997, Mr. Owens was the President and Chief Executive Officer of Input/Output, Inc. Mr. Owens had held other positions at Input/Output, Inc. beginning in 1977.

Nominations to the Board of Directors

The board of directors has not established a standing nominating or governance committee. The board has not established a standing nominating committee because the Company’s management and board members have historically served the Company for long periods of time, and thus there has not been a need to nominate new directors or officers on a regular basis. In January of 2004, the board of directors established a temporary nominating committee composed of Mr. Owens and Mr. Kobayashi to search for independent director candidates in anticipation of two potential vacancies on the board. Upon election of Mr. Moody and Mr. Okuto to the board of directors in July to fill the vacancies left by the resignations of Mr. Hall and Mr. Ohya, the nominating committee was dissolved. The committee did not have a written charter. The members of the board of directors who are independent are listed above under “Proposal I: Election of Directors.”

With respect to the nominations process, the board of directors does not operate under a written charter. The board of directors is responsible for reviewing and interviewing qualified candidates to serve on the board of directors, for making recommendations for nominations to fill vacancies on the board of directors, and for selecting the nominees for election by the Company’s stockholders at each annual meeting. The board of directors has not established specific minimum age, education, experience or skill requirements for potential directors. The board of directors takes into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals as director nominees. Those factors may include, without limitation, the following:

•	an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the board of directors and the interaction of its members, in each case with respect to the needs of the Company and its stockholders; and

•	regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the board of directors or its committees and his or her overall contributions to the board of directors and the Company.

The board of directors utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the board through current board members, professional search firms, stockholders or other persons. Candidates are evaluated at regular or special meetings of the board of directors, and may be considered at any point during the year.

The board of directors will consider qualified nominees recommended by stockholders. Stockholders desiring to make such recommendations should submit such recommendations to the Company Secretary, c/o OYO Geospace Corporation, 7007 Pinemont Drive, Houston, Texas 77040-6601. The board of directors will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

Mr. Okuto, the only nominee approved by the board of directors for inclusion in the list of nominees to be elected at the 2005 annual meeting of stockholders who was not previously elected to the board of directors by the stockholders of the Company, was initially recommended to the board by non-management directors.

Communications with the Board

Any stockholder or other interested party wishing to send written communications to any one or more of the Company’s Board of Directors may do so by sending them to the Company Secretary, c/o OYO Geospace Corporation, 7007 Pinemont Drive, Houston, Texas 77040-6601. All such communications will be forwarded to the intended recipient(s).

Committees of the Board of Directors and Meeting Attendance

The board of directors has a standing audit committee and compensation committee.

The audit committee is charged with, among other tasks, recommending to the entire board the engagement and discharge of independent auditors of the financial statements of the Company, reviewing and pre-approving the professional services provided by independent auditors, reviewing the independence of independent auditors, reviewing with the auditors the plan and results of the auditing engagement, considering the range of audit and non-audit fees and reviewing the Company’s system of internal accounting controls. The audit committee met eight times during the fiscal year ended September 30, 2004. The audit committee’s report appears below in this proxy statement. The Board of Directors of the Company has made a determination that Mr. Moody, a member of its audit committee who is independent, is a financial expert. Mr. Moody’s background is described above under “Background of Nominees and Continuing Directors.”

The compensation committee is charged with recommending to the entire board the compensation to be paid to officers and key employees of the Company and the compensation of members of the board of directors. The compensation committee also makes recommendations to the entire board regarding the grant of stock options and restricted stock awards. The compensation committee met four times during the fiscal year ended September 30, 2004. The compensation committee’s report on executive compensation for fiscal 2004 appears below in this proxy statement.

The board of directors met four times during the fiscal year ended September 30, 2004.

Each director attended, in person or by telephone, at least 75% of the meetings held by the board of directors and by the committees on which the director served. The Company’s board of directors holds a regular meeting in conjunction with the annual meeting of stockholders. Therefore, the directors are encouraged to and generally attend the Company’s annual meeting of stockholders. Six directors attended the 2004 Annual Meeting of Stockholders.

Certain corporate governance rules of the National Association of Securities Dealers, or the NASD, other than those relating to the Company’s audit committee, are not applicable to the Company because it is a Controlled Company under NASD rules. The Company is a Controlled Company under NASD rules because OYO U.S.A. owns more than 50% of the Company’s common stock.

Audit Committee Report

We have reviewed and discussed the Company’s audited financial statements for the year ended September 30, 2004 with management and have discussed with PricewaterhouseCoopers LLP, certified public accountants, the independent auditors for the Company, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements. We have received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with PricewaterhouseCoopers LLP its independence in connection with its audit of the Company’s most recent annual financial statements. Based on this review and these discussions, we recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

Thomas L. Davis, Ph.D., William H. Moody and Ryuzo Okuto are the members of the audit committee. Dr. Davis, Mr. Moody and Mr. Okuto are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealer’s listing standards as currently applicable to the Company.

The board of directors has adopted a written charter for the audit committee as set forth in Appendix A to this proxy statement.

The information in this Audit Committee Report shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate these paragraphs by reference.

Thomas L. Davis, Ph.D.

William H. Moody

Ryuzo Okuto

Compensation of Directors

Up until December 3, 2004, non-employee directors were compensated for their services at a rate of $25,000 per year, of which one-half was payable in shares of common stock based on the fair market value thereof on the date of issuance pursuant to the Company’s 1997 Non-Employee Director Stock Plan, or the “Director Plan” (described below). On December 3, 2004, the board of directors of the Company approved an increase in the compensation to be paid to directors to $27,500 per year, of which $12,500 will continue to be payable in cash and the remaining portion will be payable in shares of common stock. One of the proposals being submitted to the stockholders at the stockholders’ meeting to which this proxy statement relates is the increase in number of shares of Company stock to be issued to the directors to allow for the payment of the $2,500 increase in director’s fees in the form of Company stock. This proposed amendment is discussed below.

Pursuant to the Director Plan, each non-employee director serving on the board of directors following each annual meeting of stockholders also receives a grant of options to acquire 3,150 shares of common stock at the fair market value on the date of that grant. Mr. Kobayashi has not accepted this annual stipend or any stock options to date. All directors are reimbursed for ordinary and necessary expenses incurred in attending board and committee meetings.

PROPOSALS 2 AND 3: AMENDMENT OF PLANS

General

At the meeting, the stockholders will vote on a proposal to amend the Company’s 1997 Key Employee Stock Option Plan (the “Key Employee Plan”) to increase the number of shares available under the Key Employee Plan from 875,000 to 1,125,000 and a proposal to amend the Company’s Director Plan to increase the number of shares available under the Director Plan from 75,000 to 150,000 and to allow an increase in the number of shares that may be granted to directors in partial payment of their annual directors’ fees. Approval of each of these amendments requires the vote of the holders of a majority of the shares being voted at the meeting.

Description of the Key Employee Plan

The Key Employee Plan is designed to provide key employees, including officers and employee-directors of the Company, with additional incentives to promote the success of our business and to enhance our ability to attract and retain the services of qualified persons. The Key Employee Plan is currently administered by the Compensation Committee.

Under the Key Employee Plan, the Compensation Committee may grant options to purchase the Company’s common stock and awards of the Company’s restricted stock, up to an aggregate of 875,000 shares of common stock. The maximum number of shares with respect to which options designated as “Incentive Options” (as defined in the Key Employee Plan) may be granted to any employee under the Key Employee Plan in any calendar year is 400,000. The exercise price of options granted under the Key Employee Plan may not be less than the fair market value of the common stock on the date of grant. In the case of a grant of an option designated as an Incentive Option to an employee who owns ten percent or more of the outstanding shares of common stock (a “10% Stockholder”), the exercise price may not be less than 110% of the fair market value of the common stock on the date of the grant. No option may be granted under the Key Employee Plan which is exercisable more than ten years from the date of grant. In the case of a 10% Stockholder, no option designated as an Incentive Option may be exercised after five years from the date of grant. Options vest over four years in four equal increments unless a different vesting period is specified. Generally, options granted under the Key Employee Plan may not be transferred and terminate after severance of employment.

The Compensation Committee may issue shares of restricted stock to employees for no payment by the employee or for a payment below the fair market value on the date of grant. Restricted stock granted under the Key Employee Plan is subject to restrictions on sale, transfer, pledge or encumbrance as described in the Key Employee Plan and the agreement pursuant to which restricted stock is granted, with no restrictions continuing for more than ten years from the date of the award. Generally, restricted stock may not be transferred and is subject to forfeiture on termination of employment until the award vests.

Currently, there are 55,400 shares available under the Key Employee Plan for the grant of options or restricted stock awards.

Description of the Director Plan

The Director Plan has been designed to enhance the Company’s ability to attract and retain the services of qualified persons as directors and to provide those directors with a direct proprietary interest in the success of the Company. Pursuant to the Director Plan, the Company grants to non-employee directors the day after each annual meeting of stockholders options to purchase 3,150 shares of the Company’s common stock. Each option granted under the Director Plan vests one year from the date of issuance. The exercise price of an option granted under the Director Plan is the fair market value of the common stock on the date of grant. Generally, options granted to directors under the Director Plan may not be transferred and may only be exercised within three years from the date on which a director ceases to be a director of the Company. No option may be granted under the Director Plan which is exercisable more than ten years from the date of grant.

Under the Director Plan, the Company also issues common stock in partial payment of the director’s annual directors’ fees. Shares issued to directors in payment of part of their annual directors’ fees are issued the day after each annual stockholders’ meeting.

The Director Plan is administered by the Board of Directors. Under the Director Plan, 75,000 shares of common stock were authorized for grant under options and for issuance to the directors in partial payment of their annual directors’ fees. Currently, there are 309 shares available under the Director Plan for the grant of options or stock in partial payment of directors’ fees.

Text of the Amendments

The proposed amendment to the Key Employee Plan is as follows:

Section 4.2 of the Key Employee Plan would be amended to read in its entirety as follows:

“4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which awards may be granted under the Plan shall be 1,125,000. The shares may be treasury shares or authorized but unissued shares. The total number of shares of Stock with respect to which Incentive Options may be granted under the Plan shall not exceed 1,125,000. The total number of shares of Stock with respect to which Nonqualified Options may be granted under the Plan shall not exceed 1,125,000. The total number of shares of Stock with respect to which Stock Awards may be granted under the Plan shall not exceed 1,125,000. The maximum number of shares of Stock with respect to which Incentive Options may be granted to any Employee under the Plan during any calendar year is 400,000. The maximum number of shares of Stock with respect to which Nonqualified Options may be granted to any Employee under the Plan during a calendar year is 400,000. Notwithstanding anything in the preceding two sentences of this Section 4.2 to the contrary, the number of shares of Stock granted to an Employee under the Plan during a calendar year with respect to Incentive Options and Nonqualified Options may not exceed 400,000 shares in the aggregate. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

In the event that any outstanding Option or Stock Award shall expire or terminate for any reason or any Option or Stock Award is surrendered, the shares of Stock allocable to the unexercised portion of that Option or Stock Award may again be subject to an Option or Stock Award under the Plan.”

The proposed amendments to the Director Plan are as follows:

Section 3 of the Director Plan would be amended to read in its entirety as follows:

“ 3. AVAILABLE SHARES. The total amount of the Stock with respect to which Options and Stock paid in lieu of the directors’ annual retainers that may be granted under this Plan shall not exceed in the aggregate 150,000 shares; provided that the class and aggregate number of shares of Stock which may be granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 18 hereof. Such shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option for any reason shall expire or is terminated or cancelled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option or Options or Stock issuance under the Plan.”

Section 14 of the Director Plan would be amended to read in its entirety as follows:

“ 14. ISSUANCE OF SHARES IN LIEU OF PAYMENT OF RETAINER. A portion (to be set by the Board of Directors from time to time) of each Eligible Director’s annual retainer fee for service as a member of the Company’s Board of Directors may be paid in Stock. The shares of Stock to be issued under this Paragraph shall be issued the day following each Annual Meeting of the stockholders of the Company. The number of shares to be issued under this Paragraph shall be the portion of the annual retainer fee to be paid in Shares of stock divided by the fair market value of the Stock on that date, as determined pursuant to Paragraph 8 above. No fractional shares shall be issued, but the number of shares shall be rounded up to the nearest whole number.”

Reasons for the Amendments

We believe that it is in the best interests of the Company to attract and retain the services of experienced and knowledgeable employees and directors and to provide an incentive for those employees and directors to increase their proprietary interest in our long-term success and progress. The Key Employee Plan is designed to provide certain full-time key employees of the Company, and the Director Plan is designed to provide the non-employee directors, with additional incentives to promote the success of the Company’s business.

The Key Employee Plan currently provides that the Compensation Committee may grant options to purchase the Company’s common stock and awards of the Company’s restricted stock up to an aggregate of 875,000 shares of common stock. The amendment to the Key Employee Plan would increase the aggregate number of shares of common stock that could be subject to those awards to 1,125,000. The Board of Directors has adopted and approved the amendment to the Key Employee Plan and directed that it be presented to the stockholders for their approval.

The Director Plan currently provides that the Board of Directors may grant to the directors options to purchase the Company’s common stock and common stock in payment of one half of the directors’ annual directors’ fees. Up to an aggregate of 75,000 shares of common stock may be issued under the Director Plan. The amendments to the Director Plan would (1) increase the aggregate number of shares of common stock that could be subject to grants under the Director Plan to 150,000, (2) enable members of the board of directors to receive the additional $2,500 payable to them as annual directors’ fees (described above under the heading “Compensation of Directors”) in the form of shares of Company common stock and (3) give the Board of Directors flexibility to pay in the future a part of the directors’ fees in the form of shares of Company common stock. The Board of Directors has adopted and approved the amendments to the Director Plan and directed that they be presented to the stockholders for their approval.

Certain Other Considerations

The Internal Revenue Code generally limits to $1.0 million per year the tax deduction available to public companies for certain compensation paid to designated executives. These executives include the chief executive officer and the next four highest compensated officers of the Company. An exception is provided from this deduction limitation, for “performance-based” compensation, if specified statutory requirements are satisfied. The Key Employee Plan is generally designed to satisfy these statutory requirements for stock options. We anticipate being entitled to deduct an amount equal to the ordinary income reportable by an optionee on exercise of nonqualified options granted under the Key Employee Plan and the early disposition of shares of stock acquired by exercise of Incentive Options granted under that plan. Restricted stock awards granted under the Key Employee Plan vest based on service to the Company, and will not be exempt from the $1.0 million deduction cap.

You should note that certain disadvantages may result from the adoption of the amendments to the Key Employee Plan and the Director Plan, including a dilution of your proportional interest in the Company with respect to future earnings per share, voting, liquidation value and book and market value per share if options are granted under the Key Employee Plan or Director Plan and subsequently exercised, if restricted stock is granted under the Key Employee Plan and subsequently vests or if stock is issued to the directors in partial payment of their annual directors’ fees under the Director Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership as of December 6, 2004, of shares of the Company’s common stock of each director and named executive officer, each person known to the Company to beneficially own more than 5% of the outstanding common stock and all directors and named executive officers as a group, along with the percentage of outstanding common stock that such ownership represents, follows. The Company based the information regarding beneficial ownership by third persons of more than 5% of its outstanding capital stock on a search of all Schedules 13D and 13G filed with the Securities and Exchange Commission with respect to the Company’s stock. Each person named has sole voting and investment power with respect to the shares indicated except as otherwise stated in the notes to the table.

Beneficial Owner(6)	Shares	Percentage
OYO Corporation (1)	2,850,000	51.0%
OYO Corporation U.S.A. (1)	2,850,000	51.0%
Thomas L. Davis (2)	35,417	*
Katsuhiko Kobayashi	—	*
Thomas T. McEntire (3)	90,000	1.6%
William H. Moody	—	*
Ryuzo Okuto	—	*
Gary D. Owens (4)	335,000	6.0%
Michael J. Sheen (5)	135,000	2.4%
Charles H. Still (2)	35,417	*
Executive officers and directors as a group (8 people)	3,480,834	62.3%

*	Less than one percent.
(1)	The shares indicated as beneficially owned by OYO Corporation are held directly by its wholly-owned subsidiary, OYO Corporation U.S.A. The address of OYO Corporation is 4-2-6 Kudan-kita, Chiyoda-ku, Tokyo 102, Japan. The address of OYO Corporation U.S.A. is 245 Carmelo Avenue, Suite 101, Pasadena, California 91107. OYO Corporation and OYO Corporation U.S.A. share the voting and dispositive power of these shares.
(2)	Includes unexercised options to purchase 28,350 shares.
(3)	Includes unexercised options to purchase 80,000 shares.
(4)	Includes unexercised options to purchase 120,000 shares. Mr. Owens’ business address is 7007 Pinemont Drive, Houston, Texas 77040-6601.
(5)	Includes unexercised options to purchase 115,000 shares.
(6)	A listing of the Company’s record holders as of November 30, 2004 shows Citigroup Global Markets Inc. as record holder of 554,434 shares of the Company’s common stock and PNC Bank, National Association, as record holder of 410,960 shares of the Company’s common stock. Because no filings have been made with the Securities and Exchange Commission as of December 6, 2004 with respect to the beneficial ownership of these shares, the Company is not able to determine if there is a beneficial owner of more than five percent of any of these shares.

EXECUTIVE OFFICERS AND COMPENSATION

Information regarding the named executive officers follows.

Name	Age	Position
Gary D. Owens	57	Chairman of the Board, President and Chief Executive Officer
Michael J. Sheen	56	Senior Vice President and Chief Technical Officer
Thomas T. McEntire	44	Chief Financial Officer
Lacey C. Rice	49	Vice President, Human Resources

Thomas T. McEntire joined the Company as Chief Financial Officer in September of 1997. Mr. McEntire had been Financial Controller of APS Holding Corporation (“APS”) beginning in February 1995 and held other senior financial management positions since joining APS in 1990. Prior to joining APS, Mr. McEntire held various positions with Coopers & Lybrand L.L.P. from 1982 to 1990.

Lacey C. Rice joined the Company as Vice President of Human Resources in July of 2004. Prior to joining the Company, Ms. Rice was the payroll manager for U.S. operations at Schlumberger Oilfield Services. Prior to joining Schlumberger in February 2002, Ms. Rice held senior level positions in human resources with Baker Oil Tools and Baker Hughes, Inc., from 1998 to 2002; and Input/Output, Inc. from 1977 to 1997.

Mr. Owens’ and Mr. Sheen’s backgrounds are described above under “Background of Nominees and Continuing Directors”.

Summary of Compensation

A summary of the compensation earned by the named executive officers in the fiscal years ended September 30, 2004, 2003 and 2002 follows.

		Annual Compensation		Long-term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Restricted Stock Awards	Shares Underlying Options	(1) Other Annual Compensation
Gary D. Owens Chairman of the Board, President and CEO	2004 2003 2002	$200,000 200,000 200,000	— — —	— — —	— 60,000 —	$5,770 6,000 5,561
Michael J. Sheen Senior Vice President and Chief Technical Officer	2004 2003 2002	$175,000 175,000 175,000	— — —	— — —	— 50,000 —	$5,050 5,550 5,250
Thomas T. McEntire Chief Financial Officer	2004 2003 2002	$150,000 150,000 150,000	— — —	— — —	— 50,000 —	$4,330 4,500 4,500

(1)	Other Annual Compensation includes our contributions to defined contribution 401(k) retirement savings plans.

Information regarding unexercised options held by the named executive officers as of September 30, 2004, follows. None of the named executive officers exercised any options in fiscal year 2004. The value of unexercised options is based on the $16.39 closing price of our common stock on September 30, 2004.

Name	Number of Shares Underlying Unexercised Options at September 30, 2004 (# shares)	Value of Unexercised In-The-Money Options at September 30, 2004
		Exercisable	Unexercisable
Gary D. Owens	150,000	$382,150	$278,100
Michael J. Sheen	140,000	335,800	231,750
Thomas T. McEntire	105,000	290,100	231,750

Employment Agreements

Messrs. Owens and Sheen have entered into employment agreements with the Company. Mr. Owens’ annual base salary is $200,000, and Mr. Sheen’s annual base salary is $175,000. These salaries may be adjusted by the board of directors. Messrs. Owens and Sheen are entitled to participate in our 401(k) plan and any bonus plan the board of directors adopts and to receive certain other benefits and vacation. Pursuant to their employment agreements, each of Messrs. Owens and Sheen is entitled to receive the severance benefits described below upon termination of his employment unless the termination:

•	results from his death, disability or retirement;

•	is by the Company for Cause; or

•	is by the employee other than for Good Reason.

“Cause” is defined to mean the employee’s willful and continued failure to perform his duties after a demand for his performance of those duties or the employee’s willfully engaging in gross misconduct materially and demonstrably injurious to the Company. “Good Reason” is defined to mean a demotion, a reduction in base salary, a relocation of the employee’s base location of employment, the discontinuation of any employee benefit without comparable substitution, the failure of any successor of the Company to assume the employment agreement or a purported termination not in compliance with the employment agreement.

The severance benefits to which either Messr. Owens or Sheen would be entitled on termination include:

•	his salary through the date of termination;

•	twice his base salary and pro-rated bonus for the fiscal year of termination;

•	any relocation and indemnity payments to which he is entitled and any costs and legal fees incurred in connection with any dispute over his employment agreement; and

•	a gross-up for any applicable “excess parachute payment” tax imposed by the Internal Revenue Code of 1986.

In connection with these employment agreements, each of Messrs. Owens and Sheen has agreed that he will not disclose or misappropriate any confidential information of the Company.

Compensation Committee Interlocks and Insider Participation

The compensation committee comprises Dr. Thomas L. Davis and Mr. Charles H. Still. Mr. Still is a partner in the law firm of Fulbright & Jaworski L.L.P., which provides legal services to the Company. Fulbright & Jaworski L.L.P. also provides legal services to OYO Corporation and to OYO U.S.A. and its affiliates. Mr. Still also serves as Secretary of the Company in a non-executive capacity.

Board Compensation Committee Report on Executive Compensation

Our executive compensation program is designed to attract, motivate and retain talented management personnel and to reward management for the Company’s successful financial performance and for increasing stockholder value. We provide compensation and incentives through a combination of salaries, annual performance bonuses and long-term incentive stock-based awards.

Base Annual Salaries

Before the Company’s initial public offering in 1997, and before the formation of the compensation committee, the Company entered into employment agreements with Messrs. Owens and Sheen as described under “—Employment Agreements” above. The compensation levels reflected in those employment agreements were established in July 1997 by negotiations among Messrs. Owens and Sheen, before they joined the Company, and representatives of OYO U.S.A., the Company’s sole stockholder at that time.

The base annual salaries of the Company’s named executive officers for fiscal 2004 were as follows.

Mr. Owens, President and Chief Executive Officer	$200,000
Mr. Sheen, Senior Vice President and Chief Technical Officer	$175,000
Mr. McEntire, Chief Financial Officer	$150,000

The compensation committee has the authority to adjust these base salaries; however, the employment agreements described above require that Messrs. Owens’ and Sheen’s base salaries not be reduced from the base amounts set forth above.

Annual Performance Bonuses

In November 2003, management recommended to the board of directors, and the board of directors adopted, a comprehensive, company-wide cash bonus compensation plan for all employees for fiscal year 2004. The cash bonus plan set forth various targets and criteria for the Company’s operating performance and established a cash bonus, assessed on an individual basis, for employees of the Company. The financial targets were designed to provide incentives for the employees to work as a team to improve our financial results.

Long-Term Stock-Based Compensation

We also believe that long-term incentive compensation is an important component of the Company’s compensation program and that the value of this compensation should be directly related to increases in stockholder value. Therefore, in addition to base salaries and annual performance bonuses, the executive officers participate in the Key Employee Plan, which, as is described above under the heading “Description of the Key Employee Plan”, allows the Company to grant long-term incentive compensation to its executive officers in the form of stock options and restricted stock awards. These options and restricted stock awards typically vest 25% per year over four years and are therefore intended to compensate executive officers for long-term appreciation in the market value of the common stock.

In connection with the Company’s initial public offering in November 1997, the Company granted options to purchase stock and restricted stock to the named executive officers. The amounts of these options and restricted stock were determined before the initial public offering by negotiations among Mr. Owens and representatives of OYO U.S.A. Options granted at the time of the initial public offering have an exercise price of $14 per share, which is equal to the initial public offering price, and vested over four years.

Applicable Tax Code Provision

The compensation committee has reviewed the potential consequences for the Company of Section 162(m) of the Internal Revenue Code, which limits the tax deduction the Company can claim for annual compensation in excess of $1 million to certain executives. This limit did not impact the Company in fiscal year 2004 and is not expected to impact the Company in fiscal year 2005.

The information in this Compensation Committee Report on Executive Compensation shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference.

Thomas L. Davis, Ph.D.

Charles H. Still

Common Stock Performance Comparisons

The following graphs compare the performance of the common stock with the performance of the Russell 2000 index and the Standard & Poor’s Oil & Gas Equipment and Services index as of each of the dates indicated.

	9/30/1998	9/30/1999	9/30/2000	9/30/2001	9/30/2002	9/30/2003
OYOG	100.00	69.05	158.73	85.71	79.30	80.57
Russell 2000	100.00	119.07	146.92	115.76	104.99	143.32
S&P Oil & Gas Equipment and Services	100.00	133.28	183.93	105.22	86.92	114.08

The graph assumes $100 invested on September 30, 1999 (a) in our Common Stock, (b) in the stocks comprising the Russell 2000 index on that day and (c) in the stocks comprising the Standard & Poor’s Oil & Gas Equipment and Services index. Reinvestment of all dividends on stocks comprising the two indices is assumed.

The S&P Oil & Gas Equipment and Services index is a new name for the peer group index previously called the S&P Oil & Gas (Drilling & Equipment) index, with some attendant changes in issuers included in the index.

The foregoing graphs are based on historical data and are not necessarily indicative of future performance. These graphs shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”) or subject to the Regulations of 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act.

CODE OF ETHICS

The Company has adopted a general code of business conduct that applies to all employees, and a supplemental code of ethics that applies to the Company’s Chief Executive Officer and senior financial officers. The text of the code of ethics has been filed with the SEC as an exhibit to the Annual Report on Form 10-K for the fiscal year ending September 30, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Kobayashi, a director of the Company, is a director and senior executive officer of OYO Corporation and the President of OYO U.S.A. Mr. Kobayashi also holds offices with many subsidiaries of OYO U.S.A. Mr. Still, also a director of the Company, is the Secretary of OYO U.S.A. and also serves in that position with respect to other subsidiaries of OYO U.S.A. Mr. Still is a partner in the law firm of Fulbright & Jaworski L.L.P., which provides legal services to the Company.

In fiscal year 2004, the Company purchased printheads for its thermal plotters from OYO Corporation pursuant to a Printhead Purchase Agreement that it entered into with OYO Corporation before the Company’s initial public offering. OYO Corporation in turn purchased the printheads primarily from another Japanese corporation and, to a lesser extent, from two other Japanese corporations. For its service and assistance in these transactions, pursuant to the Printhead Purchase Agreement, OYO Corporation marked up its cost for these printheads by five percent in reselling them to the Company. The Company believes that by purchasing the printheads through OYO Corporation, it received a more favorable price for the printheads than it could have obtained if it were to negotiate directly for their purchase. On September 30, 2004, the Company purchased the thermal printhead production assets from a Japanese corporation. As a result of this asset purchase, the Company’s obligations under the Printhead Purchase Agreement have been terminated, and the Company expects that it will no longer need to purchase printheads through OYO Corporation.

Pursuant to a Master Sales Agreement that the Company entered into with OYO Corporation before its initial public offering, the Company and OYO Corporation purchase products from one another at scheduled discounts of 5 to 20 percent off the seller’s list prices. In fiscal year 2004, the Company sold approximately $.5 million in goods to OYO Corporation and its affiliates and purchased approximately $.8 million in goods from OYO Corporation (including the products covered by the Printhead Purchase Agreement).

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP served as the Company’s principal independent public accountants for the 2004 fiscal year and has been selected to serve for the 2005 fiscal year, subject to negotiation of a satisfactory fee arrangement. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q were $222,077 for the 2004 fiscal year, and $205,436 for the 2003 fiscal year.

Audit Related Fees

There were no fees billed for audit-related services not disclosed in “Audit Fees” above for the 2004 fiscal year or under that same heading in the Proxy Statement filed in connection with our 2004 annual meeting of stockholders for the 2003 fiscal year.

Tax Fees

The aggregate fees billed for tax services, including tax compliance, tax advice and tax planning totaled approximately $107,296 in fiscal 2004 and $87,422 in fiscal 2003. The fees in fiscal year 2004 were primarily for the preparation of tax returns. The fees in fiscal 2003 were primarily for the preparation of tax returns and extraterritorial income maximization studies.

All Other Fees

There were no fees billed for services rendered by the Company’s principal accountants, other than for services otherwise covered under the subheadings above, for fiscal year 2004 or fiscal year 2003.

Compatibility of Certain Fees with Independent Accountants’ Independence

The Audit Committee has considered whether the provision of services which would be covered under the subheading “All Other Fees” above is compatible with maintaining the Company’s principal accountants’ independence.

The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Company and its subsidiaries. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by PricewaterhouseCoopers LLP for the fiscal year ending September 30, 2004 and has also given its general pre-approval for the performance by PricewaterhouseCoopers LLP of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management. All audit, tax and other services the contracts for which were entered into in fiscal 2004, were pre-approved by the audit committee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of reports on those filings furnished to the Company and written representations from reporting persons that no additional reports were required, the Company believes that during the fiscal year ended September 30, 2004, all officers, directors and greater than 10% stockholders complied with all filing requirements applicable to them.

PROPOSALS FOR NEXT ANNUAL MEETING; OTHER MATTERS

Any appropriate proposals of holders of common stock intended to be presented at the annual meeting of stockholders of the Company to be held in 2006 must be received by the Company at its principal executive offices, 7007 Pinemont Drive, Houston, Texas 77040-6601, no later than September 7, 2005 to be included in the proxy statement and form of proxy relating to that meeting. A matter as to which the Company receives notice that is proposed to be brought before the annual meeting of stockholders of the Company in 2006 outside the process of the Securities and Exchange Commission’s rule on stockholder proposals (described in the preceding sentence) will be considered not properly brought before that meeting, and will be out of order, unless the notice as to that matter meets the requirements of the advance notice provisions of the Company’s by-laws. That provision requires notice of any matter, including nomination of a director, to be submitted by a stockholder at the annual meeting of stockholders of the Company in 2006 to be received by the Company no later than November 9, 2005, and to be received by the Company no earlier than July 12, 2005.

The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, the directors, officers or employees of the company may solicit the return of proxies by telephone, telecopy or in person.

Appendix A

OYO GEOSPACE CORPORATION

AUDIT COMMITTEE CHARTER*

(A NASDAQ Listed Company)

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s external auditors and, if any, internal auditor or internal audit department. The Audit Committee is specifically tasked with overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ and the rules and regulations promulgated by the Securities and Exchange Commission as they are currently applicable or may become applicable. The members of the Audit Committee shall be appointed or elected by the Board.

The Audit Committee may request any officer or employee of the Company or any appropriate representative of the independent auditor to attend a meeting of the Committee or to meet with any members of the Committee.

The Audit Committee shall

1.	Hold regular meetings, at least in conjunction with each quarterly Board meeting, and special meetings as necessary or advisable.

2.	Make regular reports to the Board.

3.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

4.	Be directly responsible for, and have sole authority as to, the appointment, retention and termination (subject, if applicable to the appointment, to shareholder ratification), compensation (on behalf of the Company) and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding accounting matters and financial reporting, all for the purpose of such independent auditors’ preparation and issuance of audit reports, periodic reports, attestations, comfort letters and other related work as to the Company’s financial statements, financial information and accounting matters. The independent auditors shall report directly to the Audit Committee.

5.	Approve the fees and expense reimbursements to be paid to the independent auditor, including all fee and expense payments to the independent auditor for services in addition to those related to the annual audit and quarterly review process.

6.	Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if determined by the Audit Committee to be necessary or advisable, recommend that the Board take appropriate action to satisfy itself as to the independence of the auditor. This duty includes ensuring the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any

*	Originally Adopted by the Board on April 28, 2000, as required by NASDAQ rules, amended by the Board on April 30, 2004.

disclosed relationships or services that may impact the objectivity and independence of the auditor, and take or recommend that the full Board take appropriate action to oversee the independence of the independent auditor.

7.	Review and evaluate the professional services provided by the independent auditor and the performance of the independent auditor, report on such review and evaluation to the Board and, if determined by the Audit Committee to be necessary or advisable, recommend to the Board a replacement for such independent auditor.

8.	Meet with the independent auditor prior to the commencement of the annual audit to review the planning and staffing for the annual audit.

9.	Review the annual audited financial statements with management and the independent auditor before they are published, including reviewing all major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

10.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s annual financial statements prior to their publication, including a review of any issues or judgments made relating to assessments of materiality, inventory valuation and doubtful accounts and to revenue recognition and/or the timing thereof.

11.	Review the major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditor or internal audit department, if any exists, or management.

12.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, which addresses the existence of possible illegal acts by the Company and other matters, has not been implicated.

13.	Discuss with the independent auditor the matters required to be discussed by the independent auditor with the Audit Committee pursuant to Statement on Auditing Standards No. 61 relating to the conduct of the audit and errors and irregularities encountered, if any.

14.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include

(a) a consideration of any difficulties encountered in the course of the audit, including any restrictions on the scope of activities or access to information;

(b) a consideration of any changes required in the planned scope of any internal audit; and

(c) a consideration of the internal auditor or the internal audit department responsibilities, budget and staffing, if such position or department exists.

15.	Consider and review with management and the independent auditor:

(a) The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation and report about the Company’s assessment.

(b) The adequacy of the Company’s internal controls including computerized information system controls and security.

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16.	Prepare the report required by the Rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement as to the activities of the Audit Committee.

17.	Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q for each of the first three quarters of the Company’s fiscal year and discuss with management and the independent auditors any issues and judgments made of the sort referred to in Item 10 above in connection with the preparation of the Company’s quarterly financial statements.

18.	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

19.	Review the appointment and replacement of the internal auditor, if the position exists, or the personnel composition and competency of the internal auditing department, if one exists.

20.	Review the significant reports to management prepared by the internal auditor or internal auditing department, if either exists, and management’s responses thereto.

21.	Obtain affirmations from management, the Company’s internal auditor, if the position exists, or the Company’s internal audit department, if one exists, and, to the extent possible, the independent auditor that the Company’s subsidiary/foreign affiliated entities, if any exist, are being maintained and/or operated in conformity with applicable legal requirements and the Company’s Code of Conduct.

22.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct including making recommendations as to any changes thereto.

23.	Review with the Company’s legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and Code of Conduct and any material reports or inquiries received from regulators or governmental agencies or any material claims made against the Company of which such counsel is aware.

24.	Meet at least annually with the chief financial officer, the internal auditor, if the position exists, or the senior staff of the internal audit department, if one exists, and the independent auditor in separate sessions.

25.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

26.	Engage any independent counsel and other advisors the Audit Committee determines necessary to carry out its duties.

27.	Determine and notify the Board of Directors of the appropriate funding needed for the payment of the independent auditor, any independent counsel or other advisors employed by the Audit Committee, and any ordinary administrative expenses that are necessary or appropriate in carrying out the duties of the Audit Committee.

28.	Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing for pre-approval of those services by the Committee subject to the de minimis exceptions permitted under applicable Securities and Exchange rules.

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While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to determine that they are carried out in accordance with generally accepted auditing standards or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These matters are the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations (although it may supervise special investigations as it deems necessary), to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Code of Conduct which compliance assurance is also the responsibility of management.

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Proxy – OYO Geospace Corporation

This Proxy is solicited on behalf of the Board of Directors

Proxy-Annual Meeting of Stockholders – February 8, 2005

The undersigned holder of Common Stock of OYO Geospace Corporation (“OYOG”) hereby appoints Gary D. Owens and William H. Moody, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Stockholders of OYOG to be held at 9:00 a.m. on the 8th of February 2005, at the OYOG corporate headquarters at 7007 Pinemont Drive, Houston, Texas, and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the director nominees named on the reverse side, or if any one or more of the nominees becomes unavailable, FOR another nominee or other nominees to be selected by the Board of Directors, FOR the amendment to the 1997 Key Employee Stock Option Plan described in the proxy statement and FOR the amendments to the 1997 Non-Employee Director Plan described in the proxy statement.

Please mark, sign, date and return in the enclosed envelope, which requires no postage if mailed in the United States.

(continued and to be signed on other side)

OYO Geospace Corporation

[Name]
[Address]	Holder Account Number

	☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

[A]    Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 – Ryuzo Okuto	☐	☐	02 – Thomas L. Davis	☐	☐

[B] Amendment to 1997 Key Employee Stock Option Plan

2.	The Board of Directors recommends a vote FOR the amendment to the 1997 Key Employee Stock Option Plan described in the Proxy Statement.

☐	FOR the Amendment to the 1997 Key Employee Stock Option Plan described in the Proxy Statement	☐	AGAINST the Amendment to the 1997 Key Employee Stock Option Plan described in the Proxy Statement	☐	ABSTAIN from voting on the Amendment to the 1997 Key Employee Stock Option Plan described in the Proxy Statement

[C] Amendments to 1997 Non-Employee Director Plan

3.	The Board of Directors recommends a vote FOR the amendments to the 1997 Non-Employee Director Plan described in the Proxy Statement.

☐	FOR the Amendments to the 1997 Non-Employee Director Plan described in the Proxy Statement	☐	AGAINST the Amendments to the 1997 Non-Employee Director Plan described in the Proxy Statement	☐	ABSTAIN from voting on the Amendments to the 1997 Non-Employee Director Plan described in the Proxy Statement

[D] Authorized Signatures—Sign Here— This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

Date (mm/dd/yyyy)